Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)
JUDGE:	Barbara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING: June (MONTH) 2016 (YEAR)

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE.
DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

[signature]	Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Lee Eckert	June 20, 2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

[signature]	Chief Accounting Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE
Melanie Kerr	June 20, 2016
PRINTED NAME OF PREPARER	DATE

GENERAL NOTES:

- This monthly operating report has been filed on a consolidated basis for CHC Group Ltd. [Case No. 16-31854], 6922767 Holding SARL [Case No. 16-31855], Capital Aviation Services B.V. [Case No. 16-31856], CHC Cayman ABL Borrower Ltd. [Case No. 16-31857], CHC Cayman ABL Holdings Ltd. [Case No. 16-31858], CHC Cayman Investments I Ltd. [Case No. 16-31859], CHC Den Helder B.V. [Case No. 16-31860], CHC Global Operations (2008) ULC [Case No. 16-31862], CHC Global Operations Canada (2008) ULC [Case No. 16-31870], CHC Global Operations International ULC [Case No. 16-31879], CHC Helicopter (1) S.a.r.l [Case No. 16-31892], CHC Helicopter (2) S.a.r.l. [Case No. 16-31895], CHC Helicopter (3) S.a.r.l. [Case No. 16-31878], CHC Helicopter (4) S.a.r.l. [Case No. 16-31882], CHC Helicopter (5) S.a.r.l. [Case No. 16-31890], CHC Helicopter Australia Pty. Ltd [Case No. 16-31872], CHC Helicopter Holding S.a.r.l. [Case No. 16-31875], CHC Helicopter S.A. [Case No. 16-31863], CHC Helicopters (Barbados) Limited [Case No. 16-31865], CHC Helicopters (Barbados) SRL [Case No. 16-31867], CHC Holding (UK) Limited [Case No. 16-31868], CHC Holding NL B.V. [Case No. 16-31874], CHC Hoofddorp B.V. [Case No. 16-31861], CHC Leasing (Ireland) Limited [Case No. 16-31864], CHC Netherlands B.V. [Case No. 16-31866], CHC Norway Acquisition Co AS [Case No. 16-31869], Heli-One (Netherlands) B.V. [Case No. 16-31871], Heli-One (Norway) AS [Case No. 16-31876], Heli-One (U.S.) Inc. [Case No. 16-31881], Heli-One (UK) Limited [Case No. 16-31888], Heli-One Canada ULC [Case No. 16-31893], Heli-One Holdings (UK) Limited [Case No. 16-31894], Heli-One Leasing (Norway) AS [Case No. 16-31886], Heli-One Leasing ULC [Case No. 16-31891], Heli-One USA Inc. [Case No. 16-31853], Heliworld Leasing Limited [Case No. 16-31889], Integra Leasing AS [Case No. 16-31885], Lloyd Bass Strait Helicopters Pty. Ltd. [Case No. 16-31883], Lloyd Helicopter Services Limited [Case No. 16-31873], Lloyd Helicopter Services Pty. Ltd. [Case No. 16-31877], Lloyd Helicopters International Pty. Ltd. [Case No. 16-31880], Lloyd Helicopters Pty. Ltd. [Case No. 16-31884], Management Aviation Limited [Case No. 16-31887] (collectively, the "**Debtors**"). On May 5, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16-31854.
- The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9 and July 8, 2016 Docket Nos. 11, 59, 288, 569 for a full description of the Debtors' cash management system.
- For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On May 31, 2016, Schedules of Assets and Liabilities and the Statement of Financial Affairs ("**Schedules and Statements**") were filed for CHC Cayman Investments I Ltd. Separate Schedules and Statements were filed for each of the remaining Debtors on July 5, 2016. Each Debtor's Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor's accounting records. For purposes of this monthly operating report, however, the financial statements are presented as consolidated.
- The Monthly Operating Report ("MOR") is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company's annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:
  - The financial statements are unaudited and will not be subject to audit or review by the Debtor's external auditors at any time in the future and are subject to change.
  - The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period.
  - Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.
  - The MOR does not include explanatory footnotes such as disclosures required under GAAP.
  - The MOR is not presented in GAAP-based SEC reporting format.
- Pursuant to corporate governance requirements in foreign jurisdictions, certain Debtors have appointed employees as statutory directors. These employees do not receive any supplemental payments on account of such appointment, including director fees. Accordingly, payments to these employees are not included within the scope of MOR 6, payments to insiders.
- The Debtors secured a $200 million bond over their holdings with Bank of America, representing over 90% of the cash in the Debtors' cash management system. The covered accounts include all of the accounts held by Cayman Investment I Ltd., the Debtors' central banking entity. The Debtors continue to work towards securing the remaining 10%, and have been communicating regularly with the Office of the United States Trustee in that regard.

Payments made erroneously / before approval from Court (June 2016):

- Crowe Horwath (OCP) Payment for EUR 2,640 (USD $2,913) was erroneously made for a post-petition charge before the expiration of 14 day notice period since this vendor filed an OCP application. A tracker has since been initiated to monitor all OCP applications being made and the notice period expiry.

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
ASSETS					
1.	UNRESTRICTED CASH				
2.	RESTRICTED CASH				
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)				
5.	INVENTORY				
6.	NOTES RECEIVABLE				
7.	PREPAID EXPENSES				
8.	OTHER (ATTACH LIST)				
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT				
11.	LESS: ACCUMULATED DEPRECIATION/ DEPLETION				
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS				
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)				
15.	OTHER (ATTACH LIST)				
16.	**TOTAL ASSETS**	$0	$0	$0	$0
POSTPETITION LIABILITIES					
17.	ACCOUNTS PAYABLE				
18.	TAXES PAYABLE				
19.	NOTES PAYABLE				
20.	PROFESSIONAL FEES				
21.	SECURED DEBT				
22.	OTHER (ATTACH LIST)				
23.	TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES					
24.	SECURED DEBT				
25.	PRIORITY DEBT				
26.	UNSECURED DEBT				
27.	OTHER (ATTACH LIST)				
28.	TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29.	**TOTAL LIABILITIES**	$0	$0	$0	$0
EQUITY					
30.	PREPETITION OWNERS' EQUITY				
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)				
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)				
33.	TOTAL EQUITY		$0	$0	$0
34.	**TOTAL LIABILITIES & OWNERS' EQUITY**		$0	$0	$0

CHC Group Ltd., *et al.*	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-1 (1 of 3)
Comparative Balance Sheet	JUNE 30, 2016

		MAY 31, 2016		JUNE 30, 2016
Current Assets				
Cash and Cash Equivalents	$	182,674,393	$	187,477,245
Receivables - sub ledger		91,599,940		88,424,741
Receivables - Other		10,626,654		9,996,472
Current intercompany receivables		621,102,213		669,375,704
Inventories		87,058,508		86,940,924
Prepaid Expenses		20,396,819		16,262,205
Income Taxes Receivable		2,083,805		2,165,494
Other Assets - Current		6,206,925		6,052,691
	$	**1,021,749,257**	$	**1,066,695,476**
Non Current Assets				
Restricted Cash	$	5,182,049	$	5,266,676
Property & Equipment, net		811,136,868		788,326,059
Investments		795,696,398		764,291,313
Other Assets-Long Term		307,692,995		306,371,845
Long-term intercompany receivables		58,392,691		50,752,864
Deferred Income Tax Assets		7,428,909		7,461,749
Intangible Assets		81,476,278		81,476,278
Total Assets	$	**3,088,755,445**	$	**3,070,642,260**
Liabilities & Shareholders Deficit				
Current Liabilities				
Payables - sub ledger	$	10,786,224	$	14,193,322
Payables - accruals and other		54,476,260		74,735,856
Current intercompany payables		20,790,077		40,975,843
Deferred Revenue - Current		735,471		3,786,363
Income Taxes Payable		288,027		—
Current Portion of Long Term Debt Obligations		737,722		1,554,185
Other Liabilities - Current		308,281		301,678
	$	**88,122,062**	$	**135,547,247**
Non-Current Liabilities				
Deferred Revenue		1,075,750		1,768,256
Pre-petition liabilities		2,983,873,370		2,926,856,347
Other Liabilities - Non Current		3,334,220		3,551,719
Deferred Income Tax Liabilities		565,286		565,286
	$	**2,988,848,626**	$	**2,932,741,608**
Convertible Preferred Shares		643,967,652		643,967,652
Shareholders Deficit		(632,182,895)		(641,614,247)
Total Liabilities & Shareholders Deficit	$	**3,088,755,445**	$	**3,070,642,260**

CHC Group Ltd., *et al.*	**Monthly Operating Report**
Case Number: 16-31854 (jointly administered)	**ACCRUAL BASIS-1 (2 OF 3)**
Balance Sheet Support	**JUNE 30, 2016**

Other assets

Current:		**MAY 31, 2016**		**JUNE 30, 2016**	Note:
Foreign currency embedded derivatives	$	4,137,984	$	4,017,756	(1)
Mobilization costs		2,007,261		2,034,935	
Other		61,680		—	
	$	**6,206,925**	$	**6,052,691**	

Non-current:					
Helicopter operating lease funded residual value guarantees	$	151,529,229	$	153,771,468	(2)
Helicopter deposits		66,169,594		66,169,594	(3)
Security deposits		39,454,949		39,451,644	(4)
Deferred financing costs		15,593,492		15,122,331	(5)
Prepaid helicopter rentals		13,849,928		13,417,880	(6)
Residual value guarantees		8,674,664		8,224,183	(7)
Foreign currency embedded derivatives		5,595,627		5,255,028	(1)
Mobilization costs		1,197,692		1,015,903	
Accrued pension asset		1,197,058		1,131,897	
Pension guarantee assets		1,526,178		1,518,194	
Other		2,904,584		1,293,723	
	$	**307,692,995**	$	**306,371,845**	

Other liabilities

Current:					
Foreign currency embedded derivatives	$	308,281	$	301,678	(1)
	$	**308,281**	$	**301,678**	

Non-current:					
Foreign currency embedded derivatives	$	256,489	$	240,936	(1)
Restructuring		273,204		530,314	(8)
Residual value guarantees		13,052		26,104	(9)
Other		2,791,475		2,754,365	
	$	**3,334,220**	$	**3,551,719**	

Pre-petition liabilities:					
Long term debt and capital lease obligations	$	1,724,188,932	$	1,724,364,191	
Payables - sub ledger		24,081,750		25,184,396	
Payables - accruals and other		137,717,226		136,553,119	
Intercompany payable		855,645,493		799,816,233	(10)
Deferred revenue		58,637,672		57,567,889	
Restructuring liability		62,700,882		63,002,300	(8)
Deferred gains on sale-leasebacks of helicopters		39,267,284		38,571,722	(11)
Accrued pension obligation		32,466,420		32,282,568	(12)
Residual value guarantees		22,921,259		22,921,255	(9)
Current liability secured by accounts receivable		10,887,188		10,812,333	
Contract inducement		3,457,659		3,424,089	
Income taxes payable		2,425,355		2,987,900	
Other liabilities		9,476,250		9,368,352	
	$	**2,983,873,370**	$	**2,926,856,347**	

CHC Group Ltd., ***et al.***	**Monthly Operating Report**
Case Number: 16-31854 (jointly administered)	**ACCRUAL BASIS-1 (3 of 3)**
Balance Sheet Support	**JUNE 30, 2016**

Explanatory notes on certain balance sheet items:

(1)	The Debtors enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes as required under US GAAP.
(2)	At the inception of an operating lease the Debtors may provide a loan to the lessor as part of the helicopter lease arrangement, with the recovery of the loan dependent on the helicopter residual value at the end of the lease term.
(3)	Helicopter deposits relate to payments made to original equipment manufacturers for the acquisition of new aircraft.
(4)	Security deposits are amounts paid in connection with lease agreements and are refundable at the end of the lease term.
(5)	Deferred financing costs include the direct costs of arranging lease financing, which are deferred and amortized straight-line over the term of the lease, and deferred financing costs on debt obligations.
(6)	Prepaid helicopter rentals relate to advance payments made under operating leases.
(7)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee.
(8)	The Debtors recognize a liability for contractual termination benefits when the liability is both probable and estimable in accordance with ASC 712, *Nonretirement Postemployment Benefits*. The Debtors recognize a liability at fair value for one-off termination costs associated with an exit or disposal activity in accordance with ASC 420, Exit or Disposal Cost Obligations. The Debtors recognize a liability for excess helicopter operating lease obligations when the Debtors cease using the helicopter permanently in operations. The liability is measured at fair value based on the remaining lease rentals including any contractually required costs including maintenance, adjusted for the effects of any prepaid or deferred items recognized under the lease. This liability is further reduced by estimated sublease rentals that could be reasonably obtained for the helicopter even if the Debtors do not intend to enter to a sublease.
(9)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee. On an ongoing basis an assessment is performed to determine the portion of the residual value guarantees that the Debtors will be liable for and to ensure the appropriate liability has been recorded.
(10)	Pre-petition intercompany payables are denominated in several non-USD currencies and have been revalued at the period end rate.
(11)	The Debtors may enter into lease transactions whereby the Debtors may sell an owned asset and then lease back that asset. Deferred gains on sale and lease back transactions are amortized over the lease term excepting amounts relating to unresolved lease guarantees.
(12)	The Debtors maintain defined benefit pension plans. The cost of defined benefit plans is determined based on independent annual actuarial valuations performed using the projected benefit method prorated on services and management's estimate of expected plan asset performance, salary escalation and various other factors including expected health care costs, mortality rates, terminations and retirement ages. The funded status of defined benefit pension plans and other post-retirement benefit plans is recognized on the balance sheet.

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

INCOME STATEMENT		**SCHEDULE AMOUNT**	**MONTH**	**MONTH**	**MONTH**
REVENUES					
1.	GROSS REVENUES				
2.	LESS: RETURNS & DISCOUNTS				
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD					
4.	MATERIAL				
5.	DIRECT LABOUR				
6.	DIRECT OVERHEAD				
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES					
9.	OFFICER / INSIDER COMPENSATION				
10.	SELLING & MARKETING				
11.	GENERAL & ADMINISTRATIVE				
12.	RENT & LEASE				
13.	OTHER (ATTACH LIST)				
14.	TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES					
16.	NON-OPERATING INCOME (ATTACH LIST)				
17.	NON-OPERATING EXPENSE (ATTACH LIST)				
18.	INTEREST EXPENSE				
19.	DEPRECIATION / DEPLETION				
20.	AMORTIZATION				
21.	OTHER (ATTACH LIST)				
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES					
23.	PROFESSIONAL FEES				
24.	U.S. TRUSTEE FEES				
25.	OTHER (ATTACH LIST)				
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX				
28.	NET PROFIT (LOSS)	$0	$0	$0	$0

CHC Group Ltd., *et al.*	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-2
Income Statement	JUNE 30, 2016

		MAY 31, 2016		JUNE 30, 2016	Note:
Revenue	$	94,457,476	$	81,778,744	
Operating Expenses					
Direct costs	$	(82,965,090)	$	(68,057,485)	
Earnings (loss) from equity accounted investees		(30,532)		(30,315)	
General and administration costs		(3,232,484)		(2,865,588)	
Amortization		(10,311,906)		(10,137,285)	
Restructuring costs		152,353		(1,365,380)	(1)
Gain (loss) on disposal of assets		(325,301)		(173,387)	(2)
Operating income (loss)	$	**(2,255,484)**	$	**(850,696)**	
Financing charges		(15,325,334)		(30,333,232)	(3)
Reorganization costs, net					
Professional fees	$	(5,620,000)	$	(3,944,040)	
U.S. trustee fees		—		—	
Other (Adjustments to Allowed Claims, debt valuation)		(39,823,489)		—	
Loss before income tax	$	**(63,024,307)**	$	**(35,127,968)**	
Income tax expense		(511,655)		(121,265)	
Net loss	$	**(63,535,962)**	$	**(35,249,233)**	

Notes:

(1) Restructuring costs include provision for employee and excess helicopter operating lease obligations. These are estimated costs and adjustments to these estimates are reflected in our income statement.

(2) Relates to disposal of assets in the ordinary course of operations.

(3) Includes foreign exchange gain (loss).

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

CASH RECEIPTS AND DISBURSEMENTS		MONTH	MONTH	MONTH	QUARTER
1.	CASH - BEGINNING OF MONTH	$0	$0	$0	
RECEIPTS FROM OPERATIONS					
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE					
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS					
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$0	$0	$0	
OPERATING DISBURSEMENTS					
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)				$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES					
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES				$0
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$0	$0	$0	$0
33.	CASH - END OF MONTH	$0	$0	$0	

CHC Group Ltd., *et al.*	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-3 (1 of 2)
Cash Flow Statement	JUNE 30, 2016

	MAY 31, 2016	JUNE 30, 2016	Note:
Beginning Cash	$ 162,003,170	$ 182,857,503	
Total Cash Receipts	49,787,817	71,317,305	
Disbursements			
Aircraft Leases	341,450	369,912	(1)
Airport Fees	130,524	327,215	
Benefits	930,565	1,532,889	
Building & PPE	173,140	982,680	
Freight / Customs	99,324	2,156,167	
Fuel	210,758	565,102	
FX / Fees	(38,440)	—	
Information Technology	5,630	520,469	
Insurance	—	99,817	
OEM	2,056,625	9,228,025	
Other expenses	—	2,228,335	
Payroll	10,076,430	12,752,336	
Pension	600,107	624,469	
Professional fees	—	302,872	
Disbursements to Non-Filers	8,626,739	26,453,951	(2)
Taxes	4,929,054	6,418,012	
Training	62,491	198,924	
Travel	912,197	1,692,957	(3)
Total Disbursements	29,116,594	66,454,132	
Net Cash Flow	20,671,223	4,863,173	
Revaluation of non-USD cash balances	—	(243,431)	
Closing Balance	$ 182,674,393	$ 187,477,245	

Notes:

(1) Lease payment in respect of aircraft SN 31444 paid in error via BNP Paribas SACE retention account in May 2016, recovered in June 2016. Lease payment in respect of aircraft SN 920150 SE Helicopter (12) LLC Exim and EDC, paid in error via Wilmington Trust EXIM retention account on June 20, 2016. Management is seeking recovery of this amount.

(2) The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9 and July 8, 2016 Docket Nos. 11, 59, 288 and 569 for a full description of the Debtors' cash management system. Under this system, the Debtors' business is structured to engage in transactions between Debtor and non-Debtor entities within the CHC Group. These payments were made to certain non-Debtor entities in the post-petition period under these orders.

(3) Travel costs include (a) expenses related to crew and support team relocations, lodging and meals; (b) corporate travel related to Senior Level Management traveling to the various operating locations around the world.

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Consolidated Debtor Statement of Receipts and Disbursements

Monthly Operating Report
ACCRUAL BASIS-3 (2 of 2)

JUNE 30, 2016

	MAY 31, 2016		JUNE 30, 2016	
Legal Entity	**Receipts**	**Disbursements**	**Receipts**	**Disbursements**
CHC Group Ltd.	$ 22,661	$ 1,268	$ —	$ 322,965
6922767 Holding SARL	20,442	5,986	—	1,101
Capital Aviation Services B.V.	8,934,264	282,482	6,778,547	196,230
CHC Cayman ABL Borrower Ltd.	272	273	4	96
CHC Cayman ABL Holdings Ltd.	—	105	—	205
CHC Cayman Investments I Ltd.	1,154,013	8,597,889	857,145	26,603,602
CHC Den Helder B.V.	1,227,232	150	3,106,322	323
CHC Global Operations (2008) ULC	757,425	3,036,624	1,426,656	3,899,195
CHC Global Operations Canada (2008) ULC	2,674,104	71,105	5,896,180	168,410
CHC Global Operations International ULC	3,391,004	1,222,434	3,016,112	1,400,304
CHC Helicopter (1) S.a r.l.	—	—	—	50
CHC Helicopter (2) S.a r.l.	—	—	—	50
CHC Helicopter (3) S.a r.l.	—	—	—	50
CHC Helicopter (4) S.a r.l.	—	—	—	50
CHC Helicopter (5) S.a r.l.	—	—	—	50
CHC Helicopter Australia Pty. Ltd.	12,362,497	7,135,159	14,353,330	10,813,609
CHC Helicopter S.A.	84,043	4,013	344,323	2,251
CHC Helicopter Holding S.a r.l.	23	46,480	3	757
CHC Helicopters (Barbados) Limited	8	1,110	3	1,699
CHC Helicopters (Barbados) SRL	14	21,304	2	30,251
CHC Holding (UK) Limited	4,682,162	25,328	3,201,534	285,785
CHC Holding NL B.V.	15	421	—	235
CHC Hoofddorp B.V.	3	209,504	66,364	219,687
CHC Leasing (Ireland) Limited	17	57,774	3	348,401
CHC Netherlands B.V.	3	534	—	259
CHC Norway Acquisition Co AS	44,947	—	158,995	16,214
Heli-One Canada ULC	2,385,383	4,488,219	4,059,867	5,363,609
Heli-One (Netherlands) B.V.	28	264,064	4	521,811
Heli-One (Norway) AS	6,123,139	3,353,852	13,381,056	16,037,885
Heli-One (UK) Limited	67	273,225	42	132,967
Heli-One (US) Inc. (DE)	—	192	1	95
Heli-One Holdings (UK) Limited	2	159	1	106
Heli-One Leasing (Norway) AS	1,952	36	4,665	250
Heli-One Leasing ULC	18	4,504	2	857
Heli-One USA Inc. (TX)	—	131	2	95
Heliworld Leasing Limited	3,252,367	6,241	108,470	83,807
Integra Leasing AS	2,669,710	6,028	14,557,669	823
Rounding	2	—	3	(2)
Total	**$ 49,787,817**	**$ 29,116,594**	**$ 71,317,305**	**$ 66,454,132**

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

ACCOUNTS RECEIVABLE AGING		**SCHEDULE AMOUNT**	**May 2016**	**June 2016**	
1.	0-30		$ 58,864,510	$ 80,445,805	
2.	31-60		28,261,676	6,170,036	
3.	61-90		2,944,016	2,165,235	
4.	91+		3,612,158	1,776,245	
5.	TOTAL ACCOUNTS RECEIVABLE	$0	93,682,360	90,557,321	
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		(2,082,420)	(2,132,580)	
7.	ACCOUNTS RECEIVABLE (NET)	$0	$ 91,599,940	$ 88,424,741	

AGING OF POSTPETITION TAXES AND PAYABLES — **MONTH:** June 2016

TAXES PAYABLE		**0-30 DAYS**	**31-60 DAYS**	**61-90 DAYS**	**91+ DAYS**	**TOTAL**
1.	FEDERAL	$ —	$ —	$ —	$ —	$ —
2.	STATE	—	—	—	—	—
3.	LOCAL	(1,461,617)	—	—	—	(1,461,617)
4.	WITHHOLDING	(912,792)	(1,371,874)	—	—	(2,284,666)
5.	REAL PROPERTY	—	—	—	—	0
6.	TOTAL TAXES PAYABLE	$ (2,374,409)	$ (1,371,874)	$ 0	$ 0	$ (3,746,283)
7.	ACCOUNTS PAYABLE	$ (3,629,485)	$ (8,255,201)	$ (1,695,382)	$ (613,254)	$ (14,193,322)

STATUS OF POSTPETITION TAXES — **MONTH:** June 2016

FEDERAL		**BEGINNING TAX LIABILITY**	**AMOUNT WITHHELD AND/OR ACCRUED**	**AMOUNT PAID**	**ENDING TAX LIABILITY**
1.	WITHHOLDING	$ —	$ —	$ —	$ —
2.	FICA-EMPLOYEE	—	—	—	—
3.	FICA-EMPLOYER	—	—	—	—
4.	UNEMPLOYMENT	—	—	—	—
5.	INCOME	—	—	—	—
6.	OTHER (ATTACH LIST)	—	—	—	—
7.	TOTAL FEDERAL TAXES	$ 0	$ 0	$ 0	$ 0
STATE AND LOCAL					
8.	WITHHOLDING	$ (2,344,089)	$ (4,023,059)	$ 4,082,482	$ (2,284,666)
9.	SALES	—	—	—	—
10.	EXCISE	—	—	—	—
11.	UNEMPLOYMENT	0	0	0	0
12.	REAL PROPERTY	(98,199)	(71,482)	169,681	0
13.	PERSONAL PROPERTY	—	—	—	—
14.	OTHER (SEE BELOW)	(1,508,813)	(4,006,449)	4,053,645	(1,461,617)
15.	TOTAL STATE AND LOCAL	(3,951,101)	(8,100,990)	8,305,808	(3,746,283)
16.	TOTAL TAXES	$ (3,951,101)	$ (8,100,990)	$ 8,305,808	$ (3,746,283)

14. Other - This relates to foreign withholding and sales taxes for non-U.S. filers.

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

MONTH: June 2016

SEE ATTACHED SCHEDULE

BANK RECONCILIATIONS		Account #1	Account #2	Account #3	
A.	**BANK:**				TOTAL
B.	**ACCOUNT NUMBER:**				
C.	**PURPOSE (TYPE):**				
1.	BALANCE PER BANK STATEMENT				$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHEQUES				$0
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF CHEQUE LAST WRITTEN				$0

INVESTMENT ACCOUNTS					
BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.					
8.	*Not applicable*				
9.					
10.					
11.	TOTAL INVESTMENTS			$0	$0

CASH		
12.	CURRENCY ON HAND	$0
13.	**TOTAL CASH - END OF MONTH**	$ 187,477,245

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	USD	4724	1083	636	636	636	
2	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	CHF	4721	1081	1,236	1,236	1,262	
3	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	NOK	3051	account closed	account closed	account closed	—	
4	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	EUR	3043	1064	10,918	10,918	12,046	
5	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	GBP	3035	account closed	account closed	account closed	—	
6	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	USD	3027	1058	5,476	5,476	5,476	
7	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	CAD	3019	account closed	account closed	account closed	—	
8	6922767 Holding Sarl	ING Luxembourg SA	Chequing	EUR	0000	1075	120	120	132	
9	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	USD	3077	1058	4,654	4,654	4,654	
10	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	EUR	3069	1064	6,153	6,153	6,789	
11	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	EUR	8038	1028	2,741	2,741	3,025	
12	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	USD	8012	1005	51,457	51,457	51,457	
13	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	USD	0028	1058	89,171	89,171	89,171	
14	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0010	1064	658	658	726	
15	CHC Cayman ABL Holdings	Bank of America, N.A. (London)	Chequing	USD	4011	1058	334	334	334	
16	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	AUD	1071	1035	—	—	274	
17	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	CAD	1063	1055	634,502	634,502	487,741	
18	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	EUR	1055	1064	4,866,821	4,866,821	5,370,001	
19	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	GBP	1047	1061	1,668,028	1,668,028	2,208,608	
20	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	NOK	1039	1066	1,163,249	1,163,249	138,242	
21	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	USD	1021	1059	26,763,495	26,763,495	26,763,495	
22	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	USD	1013	1058	127,242,210	127,242,210	127,242,210	
23	CHC Den Helder BV	Bank of America, N.A. (London)	Chequing	EUR	4016	1026	6,596	6,596	7,277	
24	CHC Global Operations (2008) ULC	HSBC Bank Canada	Chequing	CAD	2001	1021	640,599	645,815	492,428	
25	CHC Global Operations (2008) ULC	HSBC Bank Canada	Chequing	USD	2070	1022	1,524,962	1,531,875	1,524,962	
26	CHC Global Operations (2008) ULC-Senegal Branch	Bank of America, N.A. (London)	Chequing	USD	3111	1005	44,693	44,693	44,693	
27	CHC Global Operations Canada	Standard Bank	Chequing	USD	1011	1005	8,432,416	8,432,416	8,432,416	
28	CHC Global Operations Canada	Standard Bank	Chequing	MZN	1003	1050	910,421	910,320	14,374	
29	CHC Global Operations Canada	HSBC Bank Canada	Chequing	CAD	0001	1021	205,060	210,457	157,629	
30	CHC Global Operations Canada	HSBC Bank Canada	Chequing	USD	0070	1022	396,686	396,686	396,686	
31	CHC Global Operations Canada	Standard Bank	Chequing	TZS	7455	1050	—	—	(744)	
32	CHC Global Operations Canada	Standard Bank	Chequing	NAD	5854	1096	39,241	39,241	2,653	
33	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1005	70,913	70,913	70,913	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
JUNE 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
34	CHC Global Operations (2008) ULC--Liberia Branch	Bank of America, N.A. (London)	Chequing	USD	3096	1005	8,845	8,845	8,845	
35	CHC Global Operations (2008) ULC--Tanzania Branch	Bank of America, N.A. (London)	Chequing	USD	3070	1005	1,020	1,020	1,020	
36	CHC Global Operations (2008) ULC-AZ branch	Bank of America, N.A. (London)	Chequing	USD	3062	1005	77,363	77,363	77,363	
37	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3054	account closed	account closed	account closed	—	
38	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3020	1005	246,917	246,916	246,917	
39	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	EUR	3012	1025	8,430	8,430	9,301	
40	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0183	1050	32,734,287	22,281,662	54,437	
41	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0154	1050	208,643,416	145,094,626	346,974	
42	CHC Global Operations International ULC	BICI Gabon	Chequing	XAF	8605	1023	40,575,809	40,575,806	67,478	
43	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	CAD	9001	1021	231,570	231,570	178,008	
44	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9070	1022	224,049	228,089	224,049	
45	CHC Global Operations International ULC	Ecobank Benin	Chequing	XOF	8801	1050	18,234,651	18,240,151	19,279	
46	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9072	1022	27,662	27,662	27,662	
47	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8103	1005	10,704	10,704	10,704	
48	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8096	1005	4,573	4,573	4,573	
49	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	EUR	8088	1025	3,565	3,565	3,934	
50	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8070	1005	5,369	5,369	5,369	
51	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8062	1005	9,336	9,336	9,336	
52	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8054	1005	566	566	566	
53	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	EUR	8046	1025	187,105	187,105	206,450	
54	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8020	1005	169,093	202,359	169,093	
55	CHC Global Operations International ULC	UniCredit Tiriac ASA	Chequing	RON	2000	1050	2,021,444	—	493,143	
56	CHC Global Operations International ULC		Chequing	USD	8012	1080	account closed	account closed	—	
57	CHC Global Operations International ULC	BMCI (Groupe BNP Paribas)	Chequing	MAD	0296	1080	(925)	(925)	(91)	
58	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	KZT	3705	1050	22,559,705	21,330,637	66,506	
59	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	USD	0821	1050	—	—	—	
60	CHC Group Ltd.	Bank of America, N.A. (USA)	Chequing	USD	0148	1058	14,292	14,292	14,292	
61	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	USD	0051	1059	8,458	8,458	8,458	
62	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	NOK	0043	account closed	account closed	account closed	—	

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
63	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	GBP	0035	account closed	account closed	account closed	—	
64	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	CAD	0027	account closed	account closed	account closed	—	
65	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0019	account closed	account closed	account closed	—	
66	CHC Helicopter (1) S.a.r.l.	ING Luxembourg SA	Chequing	EUR	3000	1075	4,939	4,939	5,450	
67	CHC Helicopter (2) S.a.r.l.	ING Luxembourg SA	Chequing	EUR	3000	1075	4,945	4,945	5,456	
68	CHC Helicopter (3) S.a.r.l.	ING Luxembourg SA	Chequing	EUR	3000	1075	4,939	4,939	5,450	
69	CHC Helicopter (4) S.a.r.l.	ING Luxembourg SA	Chequing	EUR	3000	1075	4,939	4,939	5,450	
70	CHC Helicopter (5) S.a.r.l.	ING Luxembourg SA	Chequing	EUR	3000	1075	4,939	4,939	5,450	
71	CHC Helicopter (Barbados) SRL	RBC	Chequing	USD	8922	1005	21,451	21,451	21,451	
72	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	NOK	5066	1066	6,193	6,193	736	
73	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	GBP	5058	1061	3,858	3,858	5,109	
74	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	EUR	5040	1064	6,278	6,278	6,927	
75	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	DKK	5032	account closed	account closed	account closed	—	
76	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	CAD	5024	account closed	account closed	account closed		
77	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	USD	5016	1058	33,427	33,428	33,427	
78	CHC Helicopter (Barbados) SRL	RBC	Chequing	BBD	1689	1042	12,713	12,713	6,357	
79	CHC Helicopters (Australia)	ANZ Banking Group	Chequing	USD	2002	n/a	—	—	—	
80	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	0038	1011	74	74	55	
81	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0020	account closed	account closed	account closed	—	
82	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	0012	1059	13,825	13,825	13,825	
83	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7001	1024	1,936,233	1,936,233	1,439,264	
84	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7002	1097	20,000	13,242	14,867	
85	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	USD	7159	1022	859,369	859,369	859,369	
86	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	EUR	4058	1064	3,549	3,549	3,916	
87	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	NOK	4040	account closed	account closed	account closed	—	
88	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	CAD	4032	account closed	account closed	account closed	—	
89	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	GBP	4024	account closed	account closed	account closed	—	
90	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	USD	4016	1059	76,726	76,726	76,726	
91	CHC Helicopter Holding S.a.r.l.	ING Luxembourg SA	Chequing	EUR	0000	1075	233	233	257	
92	CHC Global Operations International ULC-Kazakhstan Branch	JSC CB "RBS (Kazakhstan)"	Chequing	USD	9695	1050	10,940	10,940	10,940	
93	CHC Helicopter Holding S.a.r.l.-zug branch	Credit Suisse	Chequing	CHF	1000	1081	1,135	1,135	1,159	
94	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7073	1056	20,823	20,823	16,007	
95	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	USD	7023	1058	30,493	30,493	30,493	

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
96	CHC Helicopter S.A.	ING Luxembourg SA	Chequing	EUR	0000	1075	9,440	9,000	10,416	
97	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7148	1055	293	293	225	
98	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	EUR	7049	1064	2,013	2,013	2,221	
99	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	6258	1059	12,745	12,745	12,745	
100	CHC Helicopter S.A.--Branch 1	Bank of America, N.A. (London)	Chequing	EUR	7099	1064	665	665	733	
101	CHC Helicopter S.A.--Branch 1	Bank of America, N.A. (London)	Chequing	USD	7081	1058	21,214	21,214	21,214	
102	CHC Helicopter S.A.--Branch 1	Credit Suisse	Chequing	CHF	1001	1081	295,484	295,484	301,753	
103	CHC Helicopter S.A.-Zug Financial Branch	Bank of America, N.A. (London)	Chequing	USD	7065	1058	2,348	2,348	2,348	
104	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	EUR	2002	1082	469	469	518	
105	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	CHF	1001	1081	120,591	120,591	123,149	
106	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	DKK	5060	account closed	account closed	account closed	—	
107	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	GBP	5052	1061	9,727	9,727	12,880	
108	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	CAD	5044	account closed	account closed	account closed	—	
109	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	EUR	5036	1064	1,011	1,011	1,116	
110	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	NOK	5028	1066	58,553	58,553	6,958	
111	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	USD	5010	1058	4,431	4,430	4,431	
112	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	EUR	5107	1025	147,139	147,139	162,352	
113	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	5074	1010	5,584	5,584	7,393	
114	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	USD	5066	1005	85,304	85,254	85,304	
115	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	USD	4020	1058	4,437	4,437	4,437	
116	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	EUR	4012	1064	4,134	4,134	4,561	
117	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	USD	8039	1005	232	231	232	

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
118	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	8021	1028	290,633	290,633	320,681	
119	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	NOK	9049	1066	3,989	3,989	474	
120	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	GBP	9031	1061	5,492	5,492	7,272	
121	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	USD	9023	1058	34,611	34,611	34,611	
122	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	9015	1064	468,982	468,982	517,387	
123	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	3011	1064	16,525	16,525	18,230	
124	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	USD	1032	1058	3,896	3,896	3,896	
125	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	EUR	1024	1028	6,456	6,456	7,123	
126	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7321	n/a	—	—	—	
127	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	8489	1015	813,678	813,677	96,698	
128	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4422	1001	—	—	—	
129	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7283	1025	77,486	77,487	85,498	
130	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4150	1005	(8,623,903)	(8,623,903)	(8,623,903)	(1)
131	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1233	1000	32,651	32,651	25,099	
132	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1085	1010	64,747	64,747	85,731	
133	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7356	n/a	—	—	—	
134	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7348	n/a	—	—	—	
135	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7062	n/a	—	—	—	
136	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	2144	n/a	—	—	—	
137	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1312	n/a	—	—	—	
138	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1044	n/a	—	—	—	

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
139	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	USD	9010	1006	93,708	93,708	93,708	
140	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	1012	1028	1,608	1,608	1,774	
141	Heli-One (Norway) AS	Nordea	Chequing	NOK	7372	n/a	—	—	—	
142	Heli-One (Norway) AS--UK Branch	Bank of America, N.A. (London)	Chequing	GBP	0011	1010	17,175	17,174	22,741	
143	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3335	1005	95	—	95	
144	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3327	account closed	account closed	account closed	—	
145	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3319	account closed	account closed	account closed	—	
146	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3301	account closed	account closed	account closed	—	
147	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3294	account closed	account closed	account closed	—	
148	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3286	account closed	account closed	account closed	—	
149	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3278	account closed	account closed	account closed	—	
150	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3260	account closed	account closed	account closed	—	
151	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3252	account closed	account closed	account closed	—	
152	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3244	account closed	account closed	account closed	—	
153	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3236	account closed	account closed	account closed	—	
154	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3228	account closed	account closed	account closed	—	
155	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3210	account closed	account closed	account closed	—	
156	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3202	account closed	account closed	account closed	—	
157	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3088	1055	1,877	1,362	1,443	
158	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	7001	1021	602,291	645,557	462,980	
159	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	7070	1022	501,610	509,923	501,610	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
JUNE 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
160	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	3001	1021	3,244,418	3,976,885	2,493,981	
161	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	3070	1022	856,254	1,097,848	856,254	
162	Heli-One Canada ULC	Societe Generale (USA)	Chequing	DKK	3599	1006	20,370	20,370	20,370	
163	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3343	1068	90,066	90,066	13,362	
164	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3195	1035	27,678	27,678	20,574	
165	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3179	1064	5,731	5,731	6,323	
166	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3161	1058	8,633	8,633	8,633	
167	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3153	1055	8,641	8,641	6,642	
168	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3145	1066	2,353	2,353	280	
169	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3137	1061	18,807	887	24,901	
170	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3129	1059	7,579	2,618	7,579	
171	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3111	1061	372	372	493	
172	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1058	78,613	78,613	78,613	
173	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3096	1055	4,858	4,858	3,735	
174	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3054	1064	2,116	2,116	2,334	
175	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3046	1067	1,780	1,780	212	
176	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3038	1065	2,536	2,536	2,798	
177	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	1001	1021	33,840	33,840	26,013	
178	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	1070	1022	60,999	60,999	60,999	
179	Heli-One Holdings (UK) Limited	Nordea	Chequing	GBP	1033	1010	4,502	—	5,961	
180	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	8351	1015	34,979	34,979	4,157	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
JUNE 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
181	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	7380	n/a	—	—	—	
182	Heli-One Leasing (Norway) AS	Nordea	Chequing	EUR	7256	1025	290	290	319	
183	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3308	1005	53,321	53,321	53,322	
184	Heli-One Leasing (Norway) AS	HSBC Bank Canada	Chequing	GBP	1093	1010	33	—	44	
185	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	CAD	5001	1021	49,206	49,207	37,825	
186	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	USD	5070	1022	52,412	52,412	52,412	
187	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	GBP	0065	1061	1,658	1,658	2,196	
188	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	DKK	0057	account closed	account closed	account closed	—	
189	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	EUR	0049	1064	46,847	46,847	51,690	
190	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	NOK	0031	1066	82,059	82,059	9,752	
191	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	CAD	0023	account closed	account closed	account closed	—	
192	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	USD	0015	1058	19,474	19,474	19,474	
193	Heli-One Norway AS	Nordea	Chequing	NOK	8394	1015	14,920,086	(84,184,927)	(7,937,857)	(1)
194	Heli-One Norway AS	Nordea	Chequing	EUR	7305	1025	(2,066)	(14,643)	(2,279)	(1)
195	Heli-One Norway AS	Nordea	Chequing	USD	3332	1005	2,375,604	2,116,027	2,375,586	
196	Heli-One Norway AS	Nordea	Chequing	CAD	1907	1000	73,524	73,524	56,518	
197	Heli-One Norway AS	Nordea	Chequing	GBP	1077	1010	429,304	421,539	568,435	
198	Heli-One Norway AS	Nordea	Chequing	USD	1051	1001	—	—	—	
199	Heli-One Norway AS	Nordea	Chequing	NOK	2785	1099	—	—	—	
200	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	USD	4027	1005	account closed	account closed	—	
201	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	GBP	4019	1010	154,906	154,906	205,108	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
JUNE 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
202	Heli-One UK Ltd.	Nordea	Chequing	USD	1768	1006	78,865	78,865	78,865	
203	Heli-One (U.S.) Inc.	Bank of America, N.A. (London)	Chequing	USD	1013	1059	11,421	14,212	11,421	
204	Heli-One USA Inc.	Bank of America, N.A. (London)	Chequing	USD	2011	1058	46,206	46,206	46,206	
205	Heliworld Leasing Limited	Commonwealth Bank	Chequing	EUR	5033	1025	19,376	19,376	21,379	
206	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	USD	5025	1005	3,886	3,886	3,886	
207	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	GBP	5017	1010	120,599	120,599	159,683	
208	Integra Leasing AS	Nordea	Chequing	NOK	7437	1080	—	—	—	
209	Integra Leasing AS	Nordea	Chequing	EUR	7153	1025	82,920	82,920	91,494	
210	Integra Leasing AS	Nordea	Chequing	NOK	5243	1015	60,113	60,113	7,144	
211	Integra Leasing AS	Nordea	Chequing	USD	1764	1006	—	—	—	
212	Integra Leasing AS	Nordea	Chequing	USD	1625	1005	92,232	92,232	92,233	
213	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	3031	1064	228,216	228,216	251,812	
214	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	3023	1035	12,948,409	12,948,409	9,624,967	
215	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	3015	1058	4,924,563	4,924,563	4,924,567	
216	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	7106	1058	386	386	386	
217	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	GBP	7114	1061	402	402	532	
218	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	EUR	7122	1064	21,438	21,438	23,655	
219	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	NOK	7130	1066	2,476	2,476	294	
220	CHC Den Helder BV	Petty Cash	cash on hand	USD	cash on hand	1005	(1)	(1)	(1)	
221	CHC Den Helder BV	Petty Cash	cash on hand	USD	cash on hand	1010	(1)	(1)	(1)	
222	Lloyd Helicopters Pty Ltd.	Petty Cash	cash on hand	USD	cash on hand	1090	148,910	148,910	148,910	

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
223	CHC Cayman Investments I	Petty Cash	cash on hand	USD	cash on hand	1090	1	1	1	
224	Heli-One Canada ULC	Petty Cash	cash on hand	USD	cash on hand	1090	378	378	378	
225	CHC Global Operations International ULC	Petty Cash	cash on hand	USD	cash on hand	1080	31,876	31,876	31,876	
226	CHC Global Operations (2008) ULC	Petty Cash	cash on hand	USD	cash on hand	1090	11,043	11,043	11,043	
227	CHC Global Operations (2008) ULC-Equatorial Guinea	Petty Cash	cash on hand	USD	cash on hand	1090	13,212	13,212	13,212	
228	CHC Global Operations (2008) ULC	Imprest bank account	cash on hand	USD	cash on hand	1080	11,319	11,319	11,319	
229	CHC Global Operations International ULC--Kazakhstan Branch	Imprest bank account	cash on hand	USD	cash on hand	1080	3,560	3,560	3,560	
230	CHC Global Operations International ULC-Kazakhstan Branch	Petty Cash	cash on hand	USD	cash on hand	1090	906	906	906	
231	CHC Helicopters (Barbados) Limited	Petty Cash	cash on hand	USD	cash on hand	1042	(12)	(12)	(12)	
232	CHC Global Operations International ULC-Romania	Imprest bank account	cash on hand	USD	cash on hand	1080	1,270	1,320	1,270	
233	CHC Norway Acquisition Co AS	Petty Cash	cash on hand	USD	cash on hand	1058	1	1	1	
	Balance per financial statements								**$ 187,477,245**	

Notes:

(1) Heli-One Norway AS, CHC Norway Acquisition Co AS, Heli-One Leasing (Norway) AS, and Integra Leasing AS are part of a Nordea pooling agreement that allows them to carry negative account balances as long as there is a positive balance across the pool.

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
JUNE 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
234	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	580	1,881	2,400,000	2,400,000	7,075	
235	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	432	1,881	148,000	148,000	436	
236	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	377	1,881	740,000	740,000	2,182	
237	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	309	1,881	150,000	150,000	442	
238	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	246	1,881	441,000	441,000	1,300	
239	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	68	1,881	604,000	906,000	1,781	
240	Lloyed Helicopters Pty Ltd.	Common Wealth	Restricted Account	AUD	6,305	1,881	4,401,173	4,401,173	3,271,532	
241	RBS re Lombard Leasing Heli-one Leasing	RBS	Restricted Account	USD		1,881	92	92	92	
242	Heli-One Norway AS	Nordea	Restricted Account	NOK	2,785	1,881	27,184,716	27,184,716	1,981,836	
	Total restricted cash								$ 5,266,676	

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

MONTH: June 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS				
	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	*Refer to General Notes.*			
2.				
3.				
4.				
5.				
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS						
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1.	ALVAREZ & MARSAL, LLC	DOCKET 274 DATED JUNE 6, 2016 (CASH COLLATERAL ORDER)	AS INVOICED	$ 302,872	$ 302,872	
2.						
3.						
4.						
5.						
6.	TOTAL PAYMENTS TO PROFESSIONALS			$ 302,872	$ 302,872	

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	*See attached schedule*			
2.				
3.				
4.				
5.				
6.	**TOTAL**	$0	$0	$0

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - AIRCRAFT LEASES

Monthly Operating Report
ACCRUAL BASIS-6 (1 of 2)

JUNE 30, 2016

Creditor	Scheduled Monthly Payments Due	Amounts Paid During Month	Total Unpaid Post Petition	Note:
AE Helicopter (5) Ltd.	97,314	—	185,907	
AE Helicopter (6) Ltd.	97,314	—	185,907	
ANZ Leasing (VIC) Pty Ltd	403,419	—	769,801	
Brent Investments LLP	203,906	—	381,502	
Coface - Parilease	5,343,470	—	9,853,968	
Commonwealth Bank of Australia	—	—	—	
Element Capital Corp.	888,789	—	1,662,895	
Era Leasing LLC	286,881	—	536,746	
GE Capital Equipment Finance Ltd	181,667	—	345,167	
GE European Equipment Finance (Aircraft No. 2) Limited	98,413	—	188,159	
HFSI One Limited	281,565	—	534,974	
Leonardo Helicopter (1) LLC	97,583	—	184,638	
Leonardo Helicopter (2) LLC	107,176	—	203,634	
Leonardo Helicopter (3) LLC	104,928	—	199,363	
Leonardo Helicopter (4) LLC	107,269	—	204,164	
Leonardo Helicopter (5) LLC	106,303	—	201,975	
Leonardo Helicopter (6) LLC	112,566	(341,450)	213,875	(1)
Leonardo Helicopter (7) LLC	112,562	—	212,808	
Lobo Leasing SPV A Limited	1,072,298	—	1,932,026	
Lombard North Central PLC.	514,704	—	991,756	
Lombard North Central PLC. - EDC	611,626	—	1,162,250	
Macquarie Rotorcraft Leasing (Ireland) Ltd	307,546	—	578,505	
Milestone Aviation Holding Group No. 1 Ltd	325,671	—	589,007	
Milestone Aviation Holding Group No. 20 Ltd	304,070	—	527,125	
Milestone Aviation Holding Group No. 25 Ltd	3,603,240	—	6,792,051	
Milestone Aviation Holding Group No. 8 Ltd	2,102,554	—	3,832,310	
Milestone Export Leasing, Ltd	755,934	—	1,414,328	
Parilease SAS	62,141	—	85,596	
Sandycove Aviation Limited	234,188	—	444,958	
SE Helicopter (12) LLC - Ex-Im Bank USA	216,411	658,669	80,118	(2)
SE Helicopter (12) LLC - Export Development Corporation	17,253	52,694	6,203	(2)
Skandinaviska Enskilda Banken AB (PUBL)	69,420	—	197,364	
SpareBank 1 SR-Finans AS	217,093	—	424,448	
Sparebanken Finans Nord-Norge AS	152,625	—	287,765	
Waypoint Asset Co 3 Limited	1,628,221	—	3,038,037	
Waypoint Asset Co 6 Limited	887,918	—	1,732,850	
Waypoint Asset Co 8 Limited	616,683	—	1,108,769	
Waypoint Asset Company Number 1 (Ireland) Ltd	856,498	—	1,631,009	
Waypoint Asset Company Number 2 (Ireland) Ltd	923,931	—	1,401,104	
Grand Total	**$ 24,111,150**	**$ 369,913**	**$ 44,323,062**	

Notes:

(1) Lease payment in respect of aircraft SN 31444 paid in error via BNP Paribas SACE retention account on May 9, 2016, but was refunded back to retention account on June 14, 2016.

(2) Lease payment in respect of aircraft SN 920150 SE Helicopter (12) LLC Exim and EDC, paid in error via Wilmington Trust EXIM retention account on June 20, 2016. Management is seeking recovery of this amount.

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - DEBT

Monthly Operating Report
ACCRUAL BASIS-6 (2 of 2)

JUNE 30, 2016

Creditor	Type of Debt	Scheduled Monthly Payments Due	Amounts Paid during Month	Total Unpaid Post Petition	Note:
HSBC	Senior Secured Note	$ 7,818,479	—	$ 14,628,122	
HSBC	Senior Unsecured Note (SUN)	740,096	—	1,384,696	
HSBC	Senior Secured Revolver (SSR)	1,472,808	—	2,755,576	
MORGAN STANLEY	ABL Revolver Loan (ABL)	475,724	—	890,065	
TOTAL		**$ 10,507,107**	**—**	**$ 19,658,459**	

Interest on our long-term debt obligations is calculated based on the interest rates in effect for the period and is calculated based on a 30/360 basis. The unpaid post petition column includes the prorated post petition period for May and the amount for the full month of June.

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

MONTH: June 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		✓
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?	✓	
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	✓	
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	✓	
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	✓	
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		✓
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		✓
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		✓
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		✓
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		✓
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	✓	
12.	ARE ANY WAGE PAYMENTS PAST DUE?		✓

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES", PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2. Refer to General Notes regarding status of bonding.

3. Company continues to transact with wholly and partially owned subsidiaries of CHC Group Ltd. in the normal course of operations.

4. Payments have been made by debtors in accordance with the approved wage and tax orders.

5. Intercompany only, cash management order Docket #288.

11. Payments have been made by debtors in accordance with the approved tax order.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	✓	
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	✓	
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO", OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACHE ADDITIONAL SHEETS IF NECESSARY.

Refer to Insurance Order Docket #268.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
			$0

CHC Group Ltd., *et al.*	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-7 (1 of 1)
Additional MOR Reporting	JUNE 30, 2016

Sr. No.	Reporting Requirements (Order / Docket)	Amount (in USD)	Comments
1.	Pre-petition Taxes paid during the period in relation to the Final Tax Order (Docket 287)	$ 530,131	
2.	Pre-petition Insurance paid during the period in relation to the Final Insurance Order (Docket 268)	—	
3.	Pre-petition Customer Deposits paid during the period in relation to the Final Customer Deposits Order (Docket 292)	—	
4.	Pre-petition PTO Cash-Outs paid during the period in relation to the Final Employee Obligation Order (Docket 289)	44,690	
5.	Post-petition Severance (including associated benefits) paid during the period in relation to the Severance Order (Docket 272)	187,365	